REDACTED

Certain identified information, indicated by [***], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Amendment number Two

to COLLABORATION AND LICENSE AGREEMENT

This Amendment Number Two to Collaboration and License Agreement
(this “Amendment Number Two”) is made and entered into on March 29, 2024 (the “Amendment Number Two Effective Date”) by and between Arcturus Therapeutics, Inc., a Delaware corporation (“Arcturus”), and Seqirus Inc., a Delaware corporation (“Seqirus”), and further amends the Collaboration and License Agreement executed on November 1, 2022 with an effective date of December 8, 2022, as amended by Amendment No. 1 on August 10, 2023 (the “Collaboration Agreement”). Arcturus and Seqirus are sometimes referred to herein individually as a “Party” and together as the “Parties.” Capitalized terms used in this Amendment Number Two that are not defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement.

Recitals

WHEREAS, Arcturus and Seqirus are parties to the Collaboration Agreement;

WHEREAS, Arcturus and Seqirus have entered into that certain letter agreement dated as of December 22, 2023 (the "Bridging Letter"); and

WHEREAS, the Parties desire to, among other things, modify and update the [***] Development Plan and to amend the Collaboration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.
Amended [***] Development Plan. Attached hereto as Schedule 1 to this Amendment Number Two is the amended [***] Development Plan. The amended [***] Development Plan was approved by the JDC on March 21, 2024, subject to execution of this Amendment Number Two.
2.
Next Gen Product.
2.1
Replacing [***] of [***]. The [***] in the Collaboration Agreement is hereby replaced throughout the Collaboration Agreement with [***] and the [***] in the Collaboration Agreement is hereby [***] and [***] in [***] with [***]:

DOCVARIABLE DMReference \* MERGEFORMAT423065200-v14\NA_DMS	1

[***] means (i) [***], (ii) [***], (iii) [***], or (iv) [***]. If the Parties determine to replace or transition the Research and Development of any of such [***] with [***], then, upon mutual written agreement of the Parties, the [***] shall be deemed to include [***] or [***].”

2.2
Arcturus [***]. The [***] is hereby [***] and [***] in [***] with [***]:

[***] means [***] and [***] by [***] in connection with [***] described in [***].

2.3
Replacing Section 3.2.3. Section 3.2.3 of the Collaboration Agreement is hereby replaced in its entirety with the following:

“3.2.3 [***] Field Development Obligations of Arcturus. Arcturus shall, in consideration of the payment commitments given under this Agreement and on the terms and conditions of this Agreement, and as provided in [***], undertake the [***] work that may be deemed necessary to support the [***] in order to obtain Regulatory Approvals for [***] in [***] in [***], [***] and [***] as a [***] and [***] work to support [***] in order to obtain Regulatory Approvals for [***] in [***], [***] and [***] as [***] in [***]. Such activities include undertaking the [***], along with the Development of [***], Development of [***], Development of [***], undertaking [***] to [***] and the obtaining of Regulatory Approvals for [***] in [***], [***] and [***], as a [***] , all as and to the extent set forth in the [***] Development Plan as [***] activity or responsibility. [***] will support [***] on filings in other countries as agreed in good faith by and between the Parties. In the event that the Parties determine to have [***] undertake a [***] , or any other activities not reflected in the [***] Development Plan, then the Parties will amend the [***] Development Plan in accordance with Section 3.2.2 (Updates; Amendments). For avoidance of doubt, (i) if the Parties determine to have [***] undertake a [***], then the costs thereof shall be treated in a manner similar to that of the [***] work in accordance with Section 3.6.2(i), and (ii) except to the extent otherwise expressly agreed in writing by the Parties, [***] shall be responsible for undertaking any [***] and [***] activities following the receipt of the [***] in [***], [***] and [***], and [***] shall have no obligation to undertake any [***]. ”

2.4
Replacing Section 3.6.2. Section 3.6.2 of the Collaboration Agreement is hereby replaced in its entirety with:

“3.6.2 Responsibility for Funding Costs Relating to Research and Development Activities in the [***] Field. This Section 3.6.2 only applies to the [***] Field.

(i) [***] Development. Subject to the terms of this Agreement (including payment of milestone payments under Section 6.3 (Development Milestones)), [***] shall be responsible for [***] of the [***]in the [***] Field as set forth in the [***] Development Plan and Section 3.2.3 ([***] Development Obligations of Arcturus); provided, however, that [***] shall be responsible for funding [***] of such activities that are [***] in support of [***] and [***] other than [***] and [***], to the extent not theretofore covered by the Development Milestone Payments.

(ii) [***] Development.

a)
Subject to the terms of this Agreement (including payment of milestone payments under Section 6.3.1(ii) through 6.3.1(ix) and the determination of

[***] in accordance with Section 6.5), [***] shall be responsible for [***] of the [***] of the [***] in the [***] Field allocated to be conducted by [***] in the [***] Development Plan as of the Effective Date (along with any additional activities related to the [***] for which the Parties agree in an amended [***] Development shall be funded by [***]).
b)
For avoidance of doubt, [***] shall be responsible for funding [***] of the [***] in the [***] Field as set forth in the [***] Development Plan.
c)
[***] of such [***] Development Costs and [***] Development Costs described in clauses (a) and (b) of this Section 3.6.2(ii) shall be applied by [***] to the calculation of [***].

(iii) Additional Development. Except as set forth in clauses (i) and (ii) above, [***] shall be responsible for funding [***] of any additional [***] in the [***] Field. For avoidance of doubt, [***] of such [***] Development Costs shall be applied by [***] to the calculation of [***]. Any such additional [***] by [***] will be paid by [***] in the manner set forth in Section 3.6.1(ii) and 3.6.1(iii).”

2.5
[***] Fees. The Parties acknowledge and agree that all costs and fees paid or payable by [***] to [***] pursuant to any agreement between [***] and [***] shall be the sole responsibility of [***].
3.
[***] Responsibilities Transition. The Parties have agreed to a transition of commercial manufacturing responsibilities from [***] to [***] and shall [***] to complete such transition of drug product manufacturing by [***] and of [***] by [***] as further detailed in a manufacturing transition plan to be entered into by the Parties within [***] after the Amendment Number Two Effective Date. For the avoidance of doubt, (i) costs will be borne by the Parties consistent with Section 4.10 (Manufacturing Technology Transfer Upon [***]Request) unless otherwise expressly agreed in writing by the Parties, and (ii) the Parties agree that [***] shall continue to [***] to [***], at [***] by the Parties in writing, certain proprietary raw materials for use in commercial manufacturing undertaken by [***], including [***] until [***], unless otherwise agreed between the Parties. Following the transition of [***] and upon request of [***], [***] shall cooperate in good faith to provide technical support for management of technical investigations, with costs to be borne by the Parties consistent with Section 4.10.
3.1
Commercial Supply in the [***] Field. Section 4.9 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“4.9 Commercial Supply in the [***] Field.

4.9.1 Not later than [***] days after [***], [***] and [***] shall enter into a supply agreement pursuant to which, subject to Section 4.10 (Manufacturing Technology Transfer Upon [***] Request), [***] shall supply to [***] the [***] and [***] in the [***] Field (the “Supply Agreement”) in such quantities as [***] may order in accordance with the terms and conditions of such agreement. The Supply Agreement shall contain the terms set forth in Schedule 4.9 (Commercial Supply in the [***] Field) and such additional terms as are reasonable and customary for similar supply agreements that shall be negotiated and agreed by the Parties in good faith. In the event that the Parties are not able to agree on such additional terms to be included in the Supply Agreement by the date that is [***] after [***], such additional terms shall be determined in accordance with Section 13.6 (Dispute Resolution). Arcturus will facilitate, at Seqirus’ request, discussions with its contract manufacturers and suppliers for the provision of manufacturing and supply services to [***] necessary for the [***] of [***] and [***] and, to the extent practicable, the assignment or novation of any such contracts to [***].

Pursuant to the preceding paragraph, the Parties entered into the Supply Agreement (titled the [***] Commercial Supply Agreement) dated as of [***], as amended by [***] thereto effective [***], providing for the manufacture and supply of [***]. As of the Amendment Number Two Effective Date, there are [***]to be [***]under the Supply Agreement. The Parties have also entered into that certain [***] dated as of [***], as amended by [***] (the “[***]”), pursuant to which [***] will supply to [***] [***]. Other than obligations under the [***] and [***], and notwithstanding anything else in this Agreement, [***]shall have no obligations for the commercial supply of any [***] or [***], except as may be expressly agreed in writing by the Parties subsequent to the [***].”

3.2
Next Gen Product. Clause (i) of Section 4.10 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

"…(i) the then-current process for the Manufacture of the [***] in the [***] Field, including Research Scale Manufacturing, Small Lab Scale Manufacturing and Large Scale Manufacturing of [***] and any [***] in the [***] Field,…"

4.
Development Milestones. Section 6.3 and Section 6.3.1 (but not Sections 6.3.2, 6.3.3 or 6.3.4) of the Collaboration Agreement are hereby amended and replaced in its entirety with the following. The Parties acknowledge and agree that, as of the Amendment Number Two Effective Date, the milestones set forth in Sections 6.3.1 (i)a) ([***]), 6.3.1(ii), 6.3.1(iii) and 6.3.1(iv) have been achieved and the corresponding Development Milestone Payments have been paid by Seqirus.

“6.3 Development Milestones. In partial consideration of the rights granted by Arcturus to Seqirus hereunder and subject to the terms and conditions set forth in this Agreement, during the Payment Term, Seqirus shall pay to Arcturus a milestone payment, calculated as set forth in this Section 6.3 (each, a “Development Milestone Payment”).

6.3.1 [***] Field. The Development Milestone Payments set forth in this Section 6.3.1 shall be:

(a)

(1) with respect to Section 6.3.1(i), in connection with the completion of the [***] relating to the monovalent [***] and [***] in [***], [***] and [***] of the [***] as [***] and [***], and

(2) with respect to Sections 6.3.1(ii)-(ix), in connection with the completion of the [***] relating to, and [***] in [***] and [***] of, the [***] to meet such milestone,

and in each case of (1) and (2) the delivery of [***] to enable [***] to seek [***] in other countries or jurisdictions in the Territory; and

(b) payable only one time and upon the first achievement of the corresponding milestone event by a [***], and no amounts shall be due for subsequent or repeated achievements of such milestone event for any [***]. For clarity, each of the Development Milestone Payments set forth in subsections (ii)-(ix) below is not dependent on achieving Regulatory Approvals in [***] or [***].

6.3.1(i)

a) [***] Milestone. Upon [***].

b) [***] Milestones.

1. Upon [***]; and

2. Upon [***].

6.3.1 (ii) upon [***];

6.3.1 (iii) upon [***];

6.3.1(iv) upon [***];

6.3.1 (v) upon [***];

6.3.1 (vi) upon [***];

6.3.1 (vii) upon [***];

6.3.1 (viii) upon [***];

6.3.1 (ix) upon [***]; and

6.3.1 (x)

A.
upon [***];
B.
upon [***]; and
C.
upon [***].

The Development Milestone Payments set forth in this Section 6.3.1 shall be payable only one time and upon the first achievement of the corresponding milestone event by a [***] or [***], and no amounts shall be due for subsequent or repeated achievements of such milestone event for any [***] or [***]. Except as otherwise expressly set forth in this Agreement (including Sections 2.1.2(g) and 3.2.2), such milestone payments are non-refundable.”

5.
Additional Representations, Warranties or Covenants of Seqirus.
5.1
[***] represents and warrants to [***], that, for [***], [***] [***] [***] than [***] of [***] from [***].
5.2
[***] hereby agrees that, from and after the Amendment Number Two Effective Date and during the Term, [***] will not establish any [***] of [***] with [***] in [***] in order to [***] of [***] in [***] under [***].
6.
Reference to Section 6.3.1(viii).
6.1
The reference to “Section 6.3.1(i) through (viii)” in Sections 3.2.2, 6.9.2, and 6.9.4(i) of the Collaboration Agreement are hereby amended and replaced with “Section 6.3.1(i) through 6.3.1(ix)”.
6.2
The reference to “Sections 6.3.1(i)-6.3.1(viii)” in Section 6.8.1 of the Collaboration Agreement is hereby amended and replaced with “Sections 6.3.1(i)-6.3.1(ix)”.
6.3
The reference to “Sections 6.3.1(ii)-6.3.1(viii)” in Section 12.10.2 of the Collaboration Agreement is hereby amended and replaced with “Sections 6.3.1(ii)-6.3.1(ix)”.
7.
[***] Net Sales [***]. The following Section 6.6.1(iv) is hereby added to the Collaboration Agreement:

“(iv) Notwithstanding anything else to the contrary in this Agreement, with respect to [***] [***] or [***] from [***] in [***], the [***] shall be [***], [***] or [***], as the case may be. In the event that, in a Calendar Year, there are both [***] [***] or [***] from a [***] and [***] by [***] or a [***] for a [***] in a [***] impacted by this Section 6.6.1(iv), and the total [***] for [***] in a [***] in a [***], then [***] by [***], [***] and [***] shall be [***] by [***] or [***] or [***] from [***] and the [***] shall be applied in proportion to [***] from each (e.g., [***].)”

8.
Pharmacovigilance.
9.1
Pharmacovigilance Agreement. Notwithstanding Section 8.2 of the Collaboration Agreement, the Parties entered into a Pharmacovigilance Agreement dated May 30, 2023, whereby [***] agreed to [***] than had been contemplated in the Collaboration Agreement, subject to payment terms to be agreed in good faith by the Parties. Other than as expressly set forth in the Pharmacovigilance Agreement, [***] is responsible for [***]. The Parties agree that the Pharmacovigilance Agreement will be amended to reflect that [***] activities and responsibilities undertaken by [***] pursuant to the Pharmacovigilance Agreement shall be transitioned to [***] by [***], and [***] will retain [***] to support [***] and [***].
8.1
Global Safety Database. Section 8.3 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“8.3 Global Safety Database. The pharmacovigilance agreement under Section 8.2 (Pharmacovigilance) shall provide the terms and conditions under which the Parties will exchange safety related data in order to comply with their respective pharmacovigilance responsibilities.

Except as otherwise set forth in such pharmacovigilance agreement or otherwise agreed by the Parties, [***] shall [***] (at [***] [***] and [***]) the [***] for [***] and [***], and shall provide [***] relevant information from [***]. [***] shall provide [***] with all information necessary or desirable for [***] to comply with its pharmacovigilance responsibilities in the Territory, including, as applicable, any safety-related or adverse drug experiences, from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, and Clinical Studies with a [***] or [***] or the [***] platform, reported anywhere in the world, in each case in the form and manner reasonably requested by [***] and further specified in the pharmacovigilance agreement. In addition, with respect to any Clinical Trial Applications/Investigational New Drug Applications or Drug Approval Applications that may be maintained by Arcturus or its partners, Seqirus shall provide Arcturus with all information necessary or desirable for Arcturus to comply with its pharmacovigilance responsibilities, including, as applicable, any adverse drug experiences, from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, Clinical Studies, and commercial experiences, in each case to the extent in [***] possession and control and in the form reasonably requested by [***] and further specified in the pharmacovigilance agreement. As information maintained on the global safety database and listed under this Section 8.3 may relate to the Arcturus Technology platform, [***] shall provide [***] relevant information from the global safety database with which to provide its partners as reasonably required in connection with [***] collaboration and license agreements, subject to the confidentiality provisions thereof.”

9.
Distributorships, [***] and [***]
9.1
Distributorships. Section 4.7 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“4.7 Distributorships.

Seqirus shall have the right, in its sole discretion, to appoint its Affiliates, and Seqirus and its Affiliates and Sublicensees shall have the right, in their sole discretion, to appoint any other Person, in the Territory or in any specific country or other jurisdiction of the Territory, to undertake any or all of the following (but only any or all of the following): (a) register any [***] or [***] in the Fields in any given jurisdiction; (b) hold the Regulatory Approval or act as in-country sponsor for the Regulatory Approval in the Field in any given jurisdiction; (c) undertake bridging or other Clinical Studies or other Development activities in furtherance of seeking, obtaining, maintaining or updating (including with respect to the conduct of strain updates, post marketing studies and real world evidence studies) such Regulatory Approval for such [***] or [***] in the Fields in such jurisdiction; or (d) distribute, market, and sell such [***] in the Fields ([***]), in each case where (i) such Person purchases its requirements of [***] or [***] for a transfer price from or through Seqirus or its Affiliates or Sublicensees, (ii) [***] does not book the sales of [***] made by such Person; and (iii) such Person (1) has no right to research or develop [***] or [***] (except to the limited extent necessary to conduct the activities described in clauses (a) through (c) above); and (2) has no right to manufacture or have manufactured [***] ([***]). The term [***]in this Section 4.7 (Distributorships) means [***]. Where [***] or [***] appoints such a Person and such Person is not [***] of [***], such Person shall be a “Distributor” for purposes of this Agreement, regardless of whether [***]or [***]has granted any license or sublicense to such Person in connection with such arrangement.”

9.2
Net Sales. the definition of “Net Sales” in the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“1.120. “Net Sales” means the [***] by Seqirus, its Affiliates or Sublicensees (which shall not include Distributors or wholesalers) as the case may be (each a “Selling Person”) to Third Parties, or received by Seqirus, its Affiliates or Sublicensees from Distributors, less the following deductions, in each case to the extent specifically related to [***] and taken by the Selling Person or otherwise paid for or accrued by the Selling Person (“Permitted Deductions”):

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***];

(f) [***]; and

(g) [***].

[***] shall not [***]. [***] shall include [***], whether such consideration is in cash, payment in kind, exchange or other form. [***] shall not include sales between or among Seqirus, its Affiliates, or Sublicensees, unless such [***] is consumed by such Affiliate or Sublicensee in the course of its commercial activities. Subject to the above, [***] shall be calculated in accordance with [***].

For purposes of calculating [***], all [***] shall be converted into Dollars in accordance with Section 6.10 (Mode of Payment).

If any [***] is sold as part of a [***], the portion of [***] from [***], for the [***] or [***], shall be [***] of the [***] during the applicable [***], by [***], where [***], and [***]. If such [***] amount [***] or [***] for both the [***] and all [***] in the [***], [***] for the purposes of determining [***] and [***] the [***] shall be [***] by the Parties in good faith negotiations based on [***].

Notwithstanding the foregoing, for purposes of the calculation of royalty payments, [***], [***], or [***], the term "Net Sales" when used in this Agreement in the context of a Distributor, or a country or other jurisdiction in the Territory in which Seqirus or its Affiliate or Sublicensee has engaged a Distributor, means any payments by such Distributor to Seqirus or its Affiliates or Sublicensee under the agreement governing such distribution arrangement attributable to the engagement of such Person as a Distributor for, and the provision to such Distributor of, such [***] in the country or other jurisdiction of the Territory of such distributorship.”

9.3
Shared Net Profits. The definition of “Shared Net Profits” in the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“1.177 “Shared Net Profits” [***]

9.4
Schedule 6.5. Section 3 of Schedule 6.5 of the Collaboration Agreement is hereby amended and replaced in its entirety with the following:

“3. “Shared Net Profits” Calculation. “Shared Net Profits” is calculated as follows:

For each [***] for all [***] in the [***] Field, an amount [***]:

a.
[***];
b.
[***];
c.
[***];
d.
[***]; and
e.
[***].
10.
Additional Provisions.
10.1
Section 3.4.2 ([***] Field, [***] Field and [***] Field). The last sentence of Section 3.4.2 of the Collaboration Agreement is hereby amended and replaced with the following:

“For avoidance of doubt, the costs therefor shall be [***]and treated in accordance with Section 3.6.1 (Responsibility for Costs Relating to Research and Development Activities in [***] Field, [***] Field and [***]Field).”

11.
Miscellaneous.
11.1
Effect. Except as specifically amended by this Amendment Number Two, all of the terms and conditions of the Collaboration Agreement shall remain in full force and effect, and this Amendment Number Two shall be read together and construed as one with the Collaboration Agreement.
11.2
Conflicts. In the event of a conflict between a provision of the Collaboration Agreement and a provision of this Amendment Number Two, the provisions of this Amendment Number Two will control to the extent of such conflict.
11.3
Counterparts. This Amendment Number Two may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

[SIGNATURE PAGE FOLLOWS.]

THIS AMENDMENT NUMBER TWO IS EXECUTED by the authorized representatives of the Parties as of the Amendment Number Two Effective Date.

ARCTURUS THERAPEUTICS, INC.	SEQIRUS, INC.
By: Name: Joseph E. Payne Title: President and CEO	By: Name: Jonathan Kegerise Title: President
SEQIRUS, INC.
By: Name: Melissa Puryear Title: Secretary

Schedule 1 to Amendment Number Two

[***] Development Plan

[See attached.]